Exhibit 99.1

401 E. Las Olas Boulevard Fort Lauderdale, FL 33301 954-670-2900	400 Madison Avenue New York, NY 10017 212-581-2000
Joint News Release
Patriot Risk Management, Inc. and Inter-Atlantic Financial, Inc. Announce Definitive Agreement
•	Leading specialty workers’ compensation risk management firm to access equity capital to fuel growth

•	Access to public markets expected to accelerate expansion opportunities

•	Consideration of 6.9 million IAN shares plus 5.0 million share earn-out

•	No external financing required to complete transaction

•	IAN stockholders to receive annualized cash dividend of $0.80 per share
Fort Lauderdale, FL and New York, NY April 24, 2009 - Patriot Risk Management, Inc. (“PRMI” or “Patriot”), a leader in specialty workers’ compensation risk management services, and Inter-Atlantic Financial, Inc. (“IAN” or “Inter-Atlantic”) (NYSE Amex: IAN), a Special Purpose Acquisition Company, have signed a definitive acquisition agreement in an all-stock transaction. The transaction provides IAN investors with a unique opportunity to participate in a rapidly growing Business Process Outsourcing (“BPO”) firm specializing in workers’ compensation insurance and risk management.
The transaction provides for IAN’s acquisition of 100% of the capital stock of PRMI. Under the terms of the agreement, the stockholders of PRMI will receive 6.9 million shares of IAN common stock at the closing of the transaction. PRMI stockholders will be eligible to receive up to 5 million additional shares of IAN common stock upon the achievement of certain stock price targets over the next five years.
The combined companies will operate as Patriot Risk Management, Inc. and are expected to trade publicly on the NASDAQ Stock Market. The PRMI management team, with significant experience in workers’ compensation claims management, underwriting, product development, distribution, marketing and alternative market and traditional workers’ compensation insurance solutions, will continue to manage the company.

Patriot Risk Management, Inc. is a holding company offering an array of workers’ compensation insurance services and insurance solutions. Through its subsidiaries, Patriot Risk Services, Inc. and Patriot Underwriters, Inc., PRMI provides BPO services to workers’ compensation insurance companies, segregated portfolio cell captives and reinsurers. These subsidiaries provide services to PRMI’s insurance subsidiary, Guarantee Insurance Company (“Guarantee”), and its clients, as well as to third party carriers under a rapidly growing private label program. Private label activities include a broad range of alternative market and traditional workers’ compensation products and services, including product design, marketing, distribution, underwriting, policy management, claims management, nurse case management, cost containment services, subrogation recovery, fraud investigation and captive management services. Through its insurance company subsidiary, Guarantee Insurance Company, PRMI provides alternative market risk transfer solutions and traditional workers’ compensation insurance in 25 states.
“We are excited about the transaction with Inter-Atlantic. The significant insurance and financial technology backgrounds of Inter-Atlantic Financial’s management and board makes Inter-Atlantic an excellent fit for Patriot. The transaction provides us with significant capital and access to the public markets, and will allow us to accelerate the growth of our BPO and insurance businesses,” said Steven Mariano, Patriot’s Chairman and Chief Executive Officer. “Our specialized workers’ compensation insurance product and service offerings have gained significant interest in the insurance industry, and this capital enables us to respond to the demand. Having a publicly traded stock will allow us to continue to attract top management talent, enhance our client and agent awareness, and pursue acquisitions of additional fee-based BPO businesses in this attractive market.”
“The 10 founding stockholders of IAN, all career financial services executives, considered over 100 potential merger candidates before agreeing to combine with Patriot,” said Andrew Lerner, Chief Executive Officer of Inter-Atlantic. “Patriot is a very exciting opportunity for Inter-Atlantic Financial and its stockholders. Steve has assembled a high-quality management team with extensive public-company experience and built a workers’ compensation risk management infrastructure with tremendous growth prospects. Inter-Atlantic’s capital will act as a catalyst, allowing PRMI to rapidly increase the premiums it controls, and to dramatically accelerate the earnings growth already being experienced in its BPO business. Patriot’s fee-based business is a major part of the growth story and is consistent with the Inter-Atlantic team’s successful track record of investing in financial services technology and processing companies.”
The proposed transaction is subject to IAN receiving stockholder approval of the transaction, the number of shares owned by public stockholders that vote against the transaction and exercise their redemptions rights being less than 29.99% of the outstanding shares, redemption of outstanding warrants, regulatory approval and other customary closing conditions. It is anticipated that a stockholder vote and transaction closing would occur in the third quarter of 2009.

Transaction Overview:
•	Stock acquisition
•	Inter-Atlantic Financial, Inc. to be renamed Patriot Risk Management, Inc.
•	Expected to trade on NASDAQ Stock Market
•	Consideration to Patriot stockholders:
•	6.9 million shares of newly issued IAN Class B Common Stock (no dividend)

•	Earn-out up to 5.0 million additional shares in 1.0 million share increments in the event the Class A Common Stock trades above $12, $13, $14, $15, $16 per share (for an average of 20 consecutive trading days) prior to fifth anniversary

•	Lock-up of 12 months for substantially all current Patriot stockholders
•	Directors and Officers
•	At closing, all previous executive officers of IAN to resign and executive officers going forward to consist of Patriot’s management team

•	Board of Directors to be comprised of the current Patriot Board of Directors plus Andrew S. Lerner and Frederick S. Hammer of IAN

•	Stock option plan to be submitted for approval by IAN stockholders
•	Class A Common Stock, Dividend
•	IAN stockholders at the time of closing will become holders of Class A Common Stock

•	Class A Common Stock to receive a dividend of $0.20 per quarter

•	Class A Common Stock to receive an aggregate of $2.40 in dividends, inclusive of any quarterly dividends, on or prior to a change of control transaction or a liquidation.

•	Class B Common Stock to automatically convert into Class A Common Stock upon earlier of payment of $2.40 aggregate dividends to Class A stockholders or Class A shares trading above $11 per share for an average of 20 consecutive trading days

•	Following merger of Class A and Class B Common Stock, dividend policy will be reviewed by the Board of Directors

•	Warrant modification
•	Patriot not obligated to complete the transaction unless consent is obtained to amend all outstanding warrants so that they are effectively redeemed for cash at closing for no more than $0.50 per warrant
•	Minimum cash condition
•	Patriot not obligated to complete the transaction unless IAN has a minimum of $35,000,000 in cash at closing net of transaction expenses and share and warrant redemptions
•	Incentives for Patriot stockholders and management strongly aligned with performance of Class A Common Stock:
•	Current Patriot holders will receive Class B Common Stock with no dividend

•	Class B Common Stock only converts into Class A Common Stock after Class A Common Stock receives $2.40 per share aggregate dividends, or share price exceeds $11 per share, whichever is earlier

•	Patriot stockholders are not selling any shares in the transaction and substantially all shares of Class B Common Stock may not be sold for at least 12 months

•	Additional consideration (earn-out) tied directly to Class A Common Stock price and price must exceed $12 to receive any, and $16 to receive all additional consideration

•	Ongoing management team to be incented with stock options in plan to be presented to IAN stockholders for approval
Freeman & Co. is serving as financial advisor to Patriot Risk Management, Inc. and R.L. Viton & Co., LLC has provided financial consulting services to Inter-Atlantic Financial, Inc.
About Patriot Risk Management, Inc.
Patriot Risk Management, Inc. (“PRMI”) is a workers’ compensation risk management company. Through its subsidiaries Patriot Risk Services, Inc. and Patriot Underwriters, Inc., PRMI provides workers’ compensation BPO insurance services to insurance companies, segregated portfolio cell captives and reinsurers. Through its subsidiary Guarantee Insurance Company, PRMI provides alternative market risk transfer solutions and traditional workers’ compensation insurance plans to employers. For further information, please visit http://www.prmigroup.com/.

About Inter-Atlantic Financial, Inc.
Inter-Atlantic Financial (NYSE Amex: IAN) is a special purpose acquisition company formed for the purpose of acquiring, through a merger, a capital stock exchange, asset acquisition, stock purchase or other similar business combination, a domestic and/or foreign operating business in the financial services industry or businesses deriving a majority of their revenues from providing services to financial services companies. The management of Inter-Atlantic has invested in 19 growth-oriented financial services companies since 2001. As a special purpose acquisition company, Inter-Atlantic is scheduled to dissolve and liquidate if it does not complete a business combination transaction by October 9, 2009. As a result, Inter-Atlantic received a going concern opinion from its auditors in its 2008 financial statements. For further information on Inter-Atlantic Financial, please go to http://www.interatlanticfinancial.com/.
SEC Legends
Additional information about the transaction, including financial information and an informational slide show, is expected to be released in the near future. IAN will file with the Securities and Exchange Commission (“SEC”) all applicable documents including a preliminary proxy statement, and will mail a definitive proxy statement and other relevant documents to IAN stockholders. A copy of these filings will be available when filed on the SEC website (http://www.sec.gov), and may also be found on the Inter-Atlantic Financial website at http://www.interatlanticfinancial.com/.
IAN and PRMI and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of IAN’s stockholders to be held to approve the proposed business combination. IAN stockholders and other interested persons are urged to read, when available, IAN’s preliminary proxy statement and definitive proxy statement in connection with IAN’s solicitation of proxies for the special meeting because these proxy statements will contain important information. Such persons can also read IAN’s final prospectus, dated October 2, 2007, its annual report on Form 10-K for the fiscal year ended December 31, 2008 and other reports as filed with the SEC for a description of the security holdings of IAN’s officers and directors and their respective interests in the successful consummation of this business combination. The preliminary proxy statement and definitive proxy statement of IAN will contain information with respect to the officers and directors of PRMI. The definitive proxy statement of IAN will be mailed to stockholders as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to IAN at: 400 Madison Avenue, New York, NY 10017. The preliminary proxy statement and definitive proxy statement, once available, and the final prospectus and other filings of IAN can also be obtained, without charge, at the SEC website (http://www.sec.gov).
This announcement shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which the offer, solicitation or sale of securities would be unlawful and may not be offered or sold within the United States in the absence of registration or an applicable exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws. Any offers, solicitations of offers to buy, or any sales of securities will only be made in accordance with the registration requirements of the Securities Act or an exemption therefrom. This announcement is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

Forward-Looking Statements
Any statements contained in this press release that do not describe historical facts may constitute forward-looking statements as that term is defined by the United States Private Securities Litigation Reform Act of 1995. This press release may contain certain forward-looking statements including statements with regard to the future performance of IAN and PRMI. Words such as “believes,” “expects,” “projects,” “will” and “future” or similar expressions are intended to identify forward-looking statements. Any such forward-looking statements contained herein are based on current expectations, but these forward-looking statements inherently involve certain risks and uncertainties that may cause actual results to differ materially from expectations such as material adverse events affecting IAN and PRMI, the ability of IAN to complete a business combination and those other risks and uncertainties that are detailed in the IAN’s Prospectus and other filings with the SEC. IAN undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts:
Dean Watters	Brett Baris
Patriot Risk Management, Inc.	Inter-Atlantic Financial, Inc.
954-670-2920	212-581-2188
dwatters@prmigroup.com	brett@interatlanticfinancial.com